Exhibit 10.29
JOINDER AGREEMENT
This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (each, a “Joining Party”) in accordance with the Registration Rights Agreement dated as of August 22, 2023 (as the same may be amended from time to time, the “Registration Rights Agreement”) among Better Home & Finance Holding Company, a Delaware corporation (the “Company”), and the other persons or entities named as parties therein (as defined thereto).
Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Registration Rights Agreement.
By executing and delivering this Joinder Agreement to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, each of the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Stockholder owning Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein and the undersigned shall be deemed a Legacy Target Stockholder for all purposes under the Registration Rights Agreement; provided, however, that (a) such designation shall not adversely affect the rights or obligations of any other Legacy Target Stockholder with respect to the determination of whether the minimum threshold number of Registrable Securities held by Legacy Target Stockholders to demand an Underwritten Offering pursuant to Section 2.02(a) is held by such Legacy Target Stockholders, in which case the Registrable Securities held by the undersigned shall be disregarded solely for the purpose of such determination, and (b) the undersigned shall collectively have no more than two (2) Underwritten Offerings upon their demand pursuant to Section 2.02(a) and any Underwritten Offering requested by the undersigned shall not be taken into account for purposes of counting the maximum number of Underwritten Offerings afforded to the Legacy Target Stockholders set out in the proviso in Section 2.02(a).

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: October 11, 2023

SVF II Beaver (DE) LLC

By:	/s/ Jonathan Duckles

Name: Jonathan Duckles

Title: Director

Address for Notices:

c/o SB Investment Advisers (UK) Limited
69 Grosvenor Street
London W1K 3JP UK

Registrable Securities on the date hereof: 55,188,435 Class B Common Stock, 6,877,283 Class C Common Stock
[Signature Page to the Registration Rights Agreement Joinder]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: October 11, 2023

SB NORTHSTAR LP

By:	/s/ Stephen Lam

Name: Stephen Lam

Title: Authorized Signatory

Address for Notices:

c/o Walkers Corporate Limited
190 Elgin Avenue
George Town, Grand Cayman
Cayman Islands

Registrable Securities on the date hereof: Class A Common Stock issuable pursuant to 1.00% Senior Subordinated Convertible Notes
[Signature Page to the Registration Rights Agreement Joinder]

Acknowledged and agreed:

Date: October 11, 2023

BETTER HOME & FINANCE HOLDING COMPANY

By:	/s/ Kevin Ryan

Name:	Kevin Ryan

Title:	Chief Financial Officer and President
[Signature Page to the Registration Rights Agreement Joinder]